UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 5, 2022

ENERPAC TOOL GROUP CORP
(Exact name of Registrant, as specified in its charter)

Wisconsin	001-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, Wisconsin 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 5, 2022, the Board of Directors (“Board”) of Enerpac Tool Group Corp. (the “Company”) appointed Anthony P. Colucci as the Company’s Executive Vice President and Chief Financial Officer effective as of the commencement of Mr. Colucci’s employment with the Company, which is expected to be on or about May 30, 2022.  Mr. Colucci, age 52, has served since June 2020 as Executive Vice President and Chief Finance and Administrative Officer of Robertshaw Industries, a global engineering and manufacturing company focused on controls and solutions for residential white goods and commercial appliances.  Prior to joining Robertshaw, Mr. Colucci served as Senior Vice President and Chief Financial Officer of Hayward Industries, Inc., a manufacturer of pool equipment and controls products, from May 2018 to May 2020, and in various positions with Honeywell International since September 2006, including as Vice President and Chief Financial Officer of Honeywell Performance Materials & Technologies from March 2016 to May 2018 and Vice President and Chief Financial Officer of Honeywell Sensing & Productivity Solutions from September 2011 to March 2016.  Mr. Colucci served in various financial roles with AT&T Wireless from September 1997 until he joined Honeywell.  Mr. Colucci received a BS in Accounting and an MBA from DePaul University.

Upon joining the Company as Executive Vice President and Chief Financial Officer, Mr. Colucci will receive annual base salary at a rate of $475,000.  He will participate in the Company’s annual bonus program for the fiscal year ending August 31, 2022, with a target cash bonus equal to 70% of his base salary, with the actual bonus amount to be prorated based on his period of service.  In addition, Mr. Colucci is to receive an equity award in the form of time-vesting restricted stock units (“RSUs”) to be granted in connection with the commencement of his employment with an aggregate grant date fair value of $120,000.  The RSUs will vest, subject to his continued employment, over three years in equal annual installments.  Thereafter, Mr. Colucci will be eligible to receive annual equity awards consistent with the Company’s normal schedule for equity award grants to senior executive officers, initially with an aggregate grant date fair value of $475,000 allocated equally between RSUs and performance-based restricted stock units.

In connection with the commencement of his employment, Mr. Colucci will receive a signing bonus of $245,000.  He will be required to repay all or some of the signing bonus in the event he voluntarily terminates his employment with the Company prior to the fourth anniversary of the date of his commencement of employment other than for “Good Reason” as defined in the Company’s Senior Officer Severance Plan (the “Senior Officer Severance Plan”), with the amount of the required repayment being based on the length of service prior to departure.  Mr. Colucci will be eligible to participate in the employee benefit plans, programs and policies generally available to the Company's senior executives, including group medical, dental, vision and life insurance and other fringe benefits and vacation, subject to the terms and conditions of such plans, programs and policies, including a monthly automobile allowance.  Compensation payments to Mr. Colucci will be subject to the Company’s Executive Incentive Compensation Recoupment Policy (as it may be amended from time to time).

Mr. Colucci will also be eligible to receive in connection with the commencement of his employment a Change in Control Agreement similar in form to those in place generally for the Company’s other executive officers and benefits under the Senior Officer Severance Plan, which are described in the Company’s definitive proxy statement for its annual meeting of shareholders held on January 25, 2022, which descriptions are incorporated by reference herein.

The terms of Mr. Colucci’s employment are set forth in a letter agreement dated May 4, 2022, between Mr. Colucci and the Company, which was signed by Mr. Colucci on May 4, 2022.  The foregoing description of Mr. Colucci’s compensation is qualified in its entirety by the terms of such letter agreement, which is filed as Exhibit 10.11 hereto and is incorporated by reference herein

As provided in the Board’s action on May 5, 2022, upon the effectiveness of his appointment as Executive Vice President and Chief Financial Officer, Mr. Colucci will be the Company’s principal financial officer, and Bryan R. Johnson, who was appointed as Interim Principal Financial Officer on April 29, 2022, will cease serving in that role.  At that time, Mr. Johnson will continue to serve as the Company’s Vice President of Finance and Principal Accounting Officer.

Item 7.01	Regulation FD Disclosure

On May 9, 2022, the Company issued a press release, which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information set forth in this Item 7.01 and in Exhibit 99.1 is “furnished” under Item 7.01 of Form 8-K.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits

(d)            Exhibits

Exhibit No.	Description

10.1	Letter agreement dated May 4, 2022, between Anthony P. Colucci and Enerpac Tool Group Corp.
99.1	Press release dated May 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Date:   May 9, 2022

ENERPAC TOOL GROUP CORP.

By:	/s/ James Denis
James Denis
Interim General Counsel and Secretary